SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               June 30, 2000

                          Dynacore Holdings Corporation

                        (formerly Datapoint Corporation)

             (Exact name of registrant as specified in its charter)

         Delaware                       001-07636              74-1605174
(State or other jurisdiction      (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

   8410 Datapoint Drive, San Antonio, Texas                      78229-8500
   (Address of principal executive offices)                      (Zip Code)
Registrant's telephone number, including area code               210-593-7000

  Item 5.Other Events
                  On June 30, 2000, the United States District Court for the Southern District of New York dismissed, without prejudice, for lack of subject matter jurisdiction John A. Engstrom v. Futureshare.com LLC (99 Civ.
  3824), the pending litigation concerning the ownership status of the intellectual property underlying the Corebyte Networks(TM) product family of software licensed on an exclusive basis to the Registrant in July 1999 from Engstrom.
                  The Court cited the general principal under the Federal Copyright Act that works are subject to copyright by the mere act of creation, subject to the notable work for hire exception. The work for hire doctrine provides that if an employee who creates a work within the scope of his or her employment, such work is automatically owned by the employer. The Court indicated that the parties did not dispute the chronology of events in this action. The software was created in November 1997, one and one-half years before futureshare.com LLC (the "LLC") was formed. Therefore, the Court concluded that Engstrom could not have been an employee of the LLC at the time of creation of the software and there is no good faith basis for the LLC to allege that the software is within the scope of the work for hire doctrine. Accordingly, the Court found that absent a transfer of rights Engstrom is the sole owner of the software. The Court further indicated that whether a transfer of exclusive rights in the software and/or the extent of any transfer, otherwise within Engstrom's right, has been contractually modified turns on the interpretation of the language of the operating agreement of the LLC. As to this question, the Court indicated that it is purely an issue of state law and does not implicate the Federal Copyright Act. Accordingly, the Court dismissed this action without prejudice to the right to file a state action. A copy of the decision is attached hereto as Exhibit 99.

Item 7.  Financial Statements, for Pro Forma Financial Information and Exhibits
         (c)      Exhibits

        Exhibit No.                     Description of Exhibit
        -----------                     ----------------------
            99                          John A. Engstrom v. Futureshare.com LLC
                                        (99 Civ. 3824)

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Dynacore Holdings Corporation
                                          (Registrant)
Date:  July 26, 2000

                                          By:  /s/ Phillip P. Krumb
                                               Phillip P. Krumb
                                               Acting Chief Financial Officer

                                  Exhibit Index


(99)     John A. Engstrom v. Futureshare.com LLC (99 Civ. 3824)

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - x
JOHN A. ENGSTROM,                                   :
                                                           99 Civ. 3824  (WHP)
                               Plaintiff,           :

                                                    :
                      -against-                                        ORDER
                                                                       -----
                                                    :
FUTURESHARE.COM LLC,
                                                    :
                               Defendant.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - x


WILLIAM H. PAULEY III, District Judge:

         Plaintiff John A. Engstrom ("Engstrom") filed this declaratory action alleging federal copyright jurisdiction, 28 U.S.C. 1338(a), and seeking a declaration of non-infringement. Discovery has been completed. Defendant Futureshare.com LLC ("Futureshare") moves to dismiss the complaint for lack of subject matter jurisdiction, pursuant to Federal Rule of Civil Procedure 12(b)(1). For the reasons set forth below, the motion is granted.

                                   BACKGROUND

     The following facts are uncontroverted. In November 1997, Engstrom authored a computer program for "Internet based, messaging, communication, email and calendaring."1 (Compl.P.P. 1, 9.) In March 1998, the Program was first published. (See Czarnick Decl. Ex. D: Registration ApplicationP. 3; Copyright Office Certificate of Registration, TX-4-981-928P. 3.) In May 1998, Engstrom, Tina Varone and Stephen J. Czarnik entered into a partnership to form Futurshare, which was later formed in July 1998. (See Czarnick Decl. Ex. C:
Operating Agmt. Art. II,ss.2.1) As part of his consideration, Engstrom agreed to contribute "Internet software and any improvements thereto which consists of email, scheduling and calendar programming." (See Czarnick Decl. Ex. C:
Operating Agmt. Sched. I.) On April 19, 1999, Engstrom agreed to sell the Program to Datapoint Corporation ("Datapoint"). (Compl.P. 17.)

1 Hereinafter "the Program." Engstrom confusingly refers to the Program in short form as "Source Code." However, the work protected under the Copyright Act is a computer program, and not source or object codes, which are merely forms of expression.

                  On  May  25,  1999,  Engstrom  filed  this  action  seeking  a declaration  that  his  "use  of  the  [Program]  does  not  infringe  on any of
Futureshare's rights; (b) Futureshare is not entitled to any copyright concerning the [Program]; and (c) Futureshare's use of the [Program] in any manner other than as a licensee . . ., represents copyright infringement under common law." In addition, plaintiff alleges state law claims of conversion and tortious interference with contract. (Compl. P. 2B.) Since Congress expressly abolished common law copyright in 1978, see 17 U.S.C. ss. 301, this Court dismisses plaintiff's frivolous common law claim..

                                   DISCUSSION

     Plaintiff claims that he authored the Program, and merely granted Futureshare a non-exclusive license to use it. Thus, plaintiff has the right to transfer the Program to Datapoint. (Compl.P.P. 9, 13.) Defendant alleges as a counterclaim that it owns the Program because: (1) Futureshare registered the Program with the Copyright Office; (2) Engstrom transferred the Program to Futureshare; and (3) the Program is a work-for-hire because Engstrom was allegedly an employee of Futureshare. (AnswerP. 45.) Defendant claims that this dispute involves "the Ownership of intellectual property not as yet copyrighted" and therefore does not state a federal cause of action. (Def. Br. At 2.) Under the Copyright Act, 17 U.S.C.ss.101 et. seg., copyright vests automatically and initially in the "author" of the work. see 17 U.S.C.ss.201 (a). Contrary to defendant's confused motion, works are not "copyrighted" after they are created; rather, they are subject to copyright by the mere act of creation.

For purposes of the Copyright Act, The source and object codes versions of a computer program are treated as a single work. SEE Compendium II of Copyright Office Practices ss. 321.03.

                  In most cases, it is the individual creator who is the author of the work, and therefore the initial owner of all rights. The Copyright Act provides one notable exception to this general principle, namely, work-for-hire. See 17 U.S.C. ss. 201(b). Under Section 201(b), the work of an employee created within the scope of his or her employment is automatically owned by the employer. Here, the parties do not dispute that the Program was created in November 1997, one and a half years before Futureshare came into being. Accordingly, Engstrom could not have been an employee of Futureshare at the time of creation. Given the uncontroverted chronology of events, there was not good faith basis for defendant to allege that the Program is a work-for-hire.

                  Defendant's claim that it owns the work because it registered the work is also without merit. Merely registering a work does not invest the registrant with ownership rights. The Copyright Office does not make factual inquiries into statements made by applicants. In this case, the undisputed chronology concerning the date of the Program's creation establishes that Futureshare cannot be the author or owner of the work pursuant to the work-for-hire doctrine, since at the time the work was created, Futureshare did not exist.

                  As a result, absent a transfer of rights, Engstrom is the sole owner of the Program. Whether there was a transfer of exclusive rights in the Program, and/or the extent of such transfer, turns on an interpretation of the language of the operating agreement. That question is purely an issue of state law. As such, this action differs from a dispute concerning compliance with the requisite formalities set forth in the Copyright Act, see 17 U.S.C. ss.ss. 201(d) and 204(a), which would concern federal law. Moreover, plaintiff's sale of the Program to Datapoint does not implicate the Copyright Act, since a purported sale of ownership does not violate any of the enumerated rights in 17 U.S.C. ss. 106.

     This Court has not had occasion to consider the substance of the state law claims. Defendant's federal claim (concerning work-for-hire and registration) is dismissed. There is no diversity jurisdiction. Accordingly, this Court declines to exercise its discretion to retain jurisdiction over plaintiff's state law claims. See 28 U.S.C.ss.1367 ( c); Itar-Tass Russian News Agency v. Russian Kurier, Inc., 140 F.3d 442, 447 (2d Cir. 1998). The parties' state law claims are dismissed without prejudice to their rights to pursue them in state court.

                                   CONCLUSION

                  For the foregoing reasons, this action is dismissed.


Dated:  June 30, 2000
        New York, New York

                                             SO ORDERED:


                                             By:    /s/ William H. Pauley III
                                                    WILLIAM H. PAULEY III
                                                    U.S.D.J.

Copies mailed to:

Lawrence Rader, Esq.
225 Broadway
Suite 400
New York, Ny  10007
Attorneys for Plaintiff


Bruce S. Bandes, Esq.
629 Route 112
Suite 7
Patchogue, NY  11772
Attorneys for Defendant